                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 27, 2000                  Commission File No. 1-11388
(Date of earliest event reported)

                                PLC SYSTEMS INC.
             (Exact name of Registrant as specified in its Charter)

Yukon Territory, Canada                                       04-3153858
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

10 Forge Park, Franklin, Massachusetts                                02038
(Address of principal executive offices)                              (Zip Code)

                                 (508) 541-8800
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         The Risk Factors filed with this Current Report on Form 8-K as Exhibit
99.1 are incorporated herein by reference.

ITEM 7.  EXHIBITS

99.1              Risk Factors dated March 27, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2000                       PLC SYSTEMS INC.



                                            /s/ James G. Thomasch
                                            ---------------------
                                            James G. Thomasch
                                            Senior Vice President, Finance and
                                            Administration

                                INDEX TO EXHIBITS

Exhibit
  No.             Description
--------          ------------
99.1              Risk Factors dated March 27, 2000.

                                       3